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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 27, 1999


BEAR STEARNS ASSET BACKED SECURITIES, INC. (as depositor under a Pooling and Servicing Agreement dated as of September 1, 1999 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS3)


                   Bear Stearns Asset Backed Securities, Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                 333-83541                  13-3836437
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(State or Other Jurisdiction      (Commission                (I.R.S. Employer
of Incorporation)                 File Number)               Identification No.)


245 Park Avenue
New York, New York                                   10167
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(Address of Principal                              (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (212) 272-4095



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         Exhibit No.          Description
         -----------          -----------

            4.1 Pooling and Servicing Agreement, dated as of September 1, 1999 among Bear Stearns Asset Backed Securities, Inc., as depositor, Residential Funding Corporation, as master servicer and Bank One, National Association, as trustee.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         BEAR STEARNS ASSET BACKED
                                         SECURITIES, INC.


                                         By:    /s/ Matthew Perkins
                                                -------------------------
                                         Name:      Matthew Perkins
                                         Title:     Vice President


Dated: October 14, 1999

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                                    EXHIBITS